Fifth Third
    Quality Growth VIP Fund

Q. WHAT WAS THE FUND'S TOTAL RETURN DURING THE PERIOD FROM ITS INCEPTION ON JANUARY 26, 2001 THROUGH DECEMBER 31, 2001?

The Fund posted a total return of -17.40% from its inception through December 31, 2001. That compared with a -14.35% return for the Fund's benchmark, the S&P 500 Index.

Q.     WHAT WERE CONDITIONS LIKE IN THE STOCK MARKET DURING THE PERIOD?

The U.S. economy was extremely weak during the period, and eventually slid into recession. The September 11 terrorist attacks further weakened the economy and dashed hopes of a quick recovery. The Federal Reserve Board (the "Fed") aggressively cut short-term interest rates 11 times during the year in an effort to shore up the struggling economy.

The stock market performed poorly during most of the period, as the recessionary environment and the terrorist attacks hurt corporate profit growth and investor confidence. Growth stocks were hit especially hard, as investors shifted money out of high-priced growth shares and into value stocks and defensive sectors of the market. However, stocks, especially growth stocks staged a rally during the fourth quarter of 2001. The Fed's rate cuts, increased government spending, tax cuts, and falling energy prices helped boost investors' confidence that the economy would soon begin to recover.

Q.     HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

We invested in financially sound firms with strong earnings growth prospects when their shares traded at attractive valuations.

We took advantage of the decline in stock prices to increase the Fund's position in stocks that stood to benefit from an economic recovery. We found such opportunities among shares of technology firms and consumer discretionary stocks. These investments dampened the Fund's performance during much of the period, but posted strong returns during the fourth quarter of 2001. We also invested in the financial services sector, because we believe that banking institutions, asset management firms, and insurance companies will benefit from lower interest rates.

The Fund had little or no exposure to utilities, energy, basic materials, communication services, consumer staples, and transportation. These sectors offered poor growth prospects, especially during a difficult economic and market environment.

Q.     WHAT STOCKS BENEFITED THE FUND'S PERFORMANCE?

The best-performing stocks in the Fund's portfolio during the period were:
Lowe's (2.5% of net assets), Microsoft (3.6%), IBM (1.6%), Harley-Davidson (1.2%), and North Fork Bancorp (1.1%). The Fund also benefited from its

[PHOTO OF STEVEN E. FOLKER]

STEVEN E. FOLKER, CFA
DIRECTOR OF GROWTH EQUITY STRATEGIES.
FIFTH THIRD ASSET MANAGEMENT INC.
VICE PRESIDENT AND TRUST OFFICER
FIFTH THIRD BANK

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
PERFORMANCE OVERVIEW
1/31/2001 - 12/31/2001
GROWTH OF A $10,000 INVESTMENT.

       QUALITY GROWTH VIP FUND  S&P 500 INDEX
                       $10,000        $10,000
1/01                   $10,030        $10,000
2/01                    $8,910         $9,088
3/01                    $8,000         $8,512
4/01                    $8,880         $9,174
5/01                    $8,900         $9,235
6/01                    $8,551         $9,011
7/01                    $8,391         $8,922
8/01                    $7,811         $8,363
9/01                    $7,121         $7,688
10/01                   $7,341         $7,835
11/01                   $8,161         $8,436
12/01                   $8,260         $8,565

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE CHART REPRESENTS HISTORICAL PERFORMANCE OF A HYPOTHETICAL INVESTMENT OF $10,000 IN THE FIFTH THIRD QUALITY GROWTH VIP FUND FROM 1/26/01 TO 12/31/01.

THE FUND'S PERFORMANCE IS MEASURED AGAINST THE STANDARD & POOR'S 500 STOCK INDEX. THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX THAT IS GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. THE S&P 500 STOCK INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.

Fifth Third
   Quality Growth VIP Fund, continued

                                     investments in stocks such as: Southtrust, First Tennessee National (0.8%), Freddie Mac (1.3%), and Carnival Cruise. As technology stocks rallied late in the period, the Fund benefited from its investments in stocks such as Siebel Systems (0.6%), PMC Sierra (0.1%), Wind River Systems (0.2%), Intel (3.1%), and Tellabs (0.6%).

                                       Q.     WHAT IS YOUR OUTLOOK FOR THE
                                              ECONOMY AND THE STOCK MARKET?

                                     It appears that the economy is starting to show signs of strength after a prolonged period of weakness. We believe that corporate earnings should begin to recover along with the economy, and inflation is expected to remain low. In that environment, we will continue to focus on shares of high-quality companies that offer strong and consistent growth prospects over the long term. In particular, we look for opportunities in growth-oriented sectors such as technology, financial services and consumer discretionaries.

                                       Q.     WHAT WERE THE FUND'S TOP FIVE
                                              HOLDINGS ON DECEMBER 31, 2001?

                                     The Fund's top five holdings were: American
                                     International Group (4.4% of net assets), Home Depot (3.9%), Amgen (3.7%), Texas Instruments (3.7%), and Microsoft (3.6%)

 FIFTH THIRD QUALITY GROWTH VIP FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2001

                        SECURITY
SHARES                DESCRIPTION                  VALUE
------  ----------------------------------------  --------
COMMON STOCKS -- (91.6%)
        BANKING -- (10.6%)
  800   Bank of New York Co., Inc...............  $ 32,639
  200   First Tennessee National Corp...........     7,252
  800   Mellon Financial Corp...................    30,096
  200   National Commerce Bancorp...............     5,060
  325   North Fork Bancorp......................    10,397
   75   Northern Trust Corp.....................     4,517
  150   Wells Fargo Co..........................     6,518
                                                  --------
                                                    96,479
                                                  --------
        BUSINESS EQUIPMENT & SERVICES -- (0.4%)
  100   Paychex, Inc............................     3,485
                                                  --------
        BUSINESS SERVICES -- (1.1%)
  200   Cintas Corp.............................     9,600
                                                  --------
        COMMUNICATIONS EQUIPMENT -- (0.3%)
  475   ADC Telecommunications, Inc. (b)........     2,185
  100   JDS Uniphase Corp. (b)..................       868
                                                  --------
                                                     3,053
                                                  --------
        COMMUNICATIONS SERVICES -- (1.5%)
1,400   Broadwing, Inc..........................    13,300
                                                  --------
        COMPUTER SOFTWARE & SERVICES -- (7.7%)
  150   BMC Software, Inc. (b)..................     2,456
   50   Comverse Technology, Inc. (b)...........     1,119
  400   Convergys Corp. (b).....................    14,996
  500   Microsoft Corp. (b).....................    33,124
  600   Oracle Corp. (b)........................     8,286
  200   Siebel Systems, Inc. (b)................     5,596
  100   SunGard Data Systems, Inc. (b)..........     2,893
  100   Wind River Systems, Inc. (b)............     1,791
                                                  --------
                                                    70,261
                                                  --------
        COMPUTER SYSTEMS & EQUIPMENT -- (3.9%)
1,200   Cisco Systems, Inc. (b).................    21,732
  100   IBM Corp................................    12,096
  150   Sun Microsystems, Inc. (b)..............     1,845
                                                  --------
                                                    35,673
                                                  --------
        ELECTRICAL EQUIPMENT -- (3.5%)
  800   General Electric Co.....................    32,064
                                                  --------
        ELECTRONICS -- (17.5%)
  100   Agilent Technologies, Inc. (b)..........     2,851
  600   Analog Devices, Inc. (b)................    26,634
  200   Applied Materials, Inc. (b).............     8,020
1,000   EMC Corp. (b)...........................    13,440
  275   Flextronics International Ltd. (b)......     6,597
  900   Intel Corp..............................    28,305
  500   Maxim Integrated Products, Inc. (b).....    26,255
   50   PMC Sierra, Inc. (b)....................     1,063
  375   Tellabs, Inc. (b).......................     5,610
1,200   Texas Instruments, Inc..................    33,600
  200   Waters Corp. (b)........................     7,750
                                                  --------
                                                   160,125
                                                  --------
        ENERGY (2.6%)
  400   Exxon Mobil Corp........................    15,720
  100   Schlumberger Ltd........................     5,495
  150   Varco International, Inc. (b)...........     2,247
                                                  --------
                                                    23,462
                                                  --------
        FINANCIAL SERVICES (8.7%)
   25   A.G. Edwards, Inc.......................     1,104
                       SECURITY
SHARES                DESCRIPTION                  VALUE
------  ----------------------------------------  --------

        FINANCIAL SERVICES -- (CONTINUED)
  300   Citigroup, Inc..........................  $ 15,144
  175   Freddie Mac.............................    11,445
  300   Marsh & McLennan Co., Inc...............    32,235
  100   Merrill Lynch & Co., Inc................     5,212
  100   Schwab (Charles) Corp...................     1,547
  400   Stilwell Financial, Inc.................    10,888
   50   T. Rowe Price Associates, Inc...........     1,737
                                                  --------
                                                    79,312
                                                  --------
        HEALTH CARE (2.1%)
  100   Baxter International, Inc...............     5,363
   37   Biomet, Inc.............................     1,143
   50   Guidant Corp. (b).......................     2,490
  200   Medtronic, Inc..........................    10,242
                                                  --------
                                                    19,238
                                                  --------
        INSURANCE (4.3%)
  500   American International Group, Inc.......    39,700
                                                  --------
        MANUFACTURING (5.7%)
  200   Harley-Davidson, Inc....................    10,862
  200   Illinois Tool Works, Inc................    13,544
  475   Tyco International Ltd..................    27,978
                                                  --------
                                                    52,384
                                                  --------
        PHARMACEUTICALS -- (9.0%)
  200   American Home Products Corp.............    12,272
  600   Amgen, Inc. (b).........................    33,863
  300   Forest Laboratories, Inc. (b)...........    24,585
  125   MedImmune, Inc. (b).....................     5,794
  150   Pfizer, Inc.............................     5,978
                                                  --------
                                                    82,492
                                                  --------
        RETAIL -- (12.7%)
  700   Home Depot, Inc.........................    35,707
  200   Kohl's Corp. (b)........................    14,088
  500   Lowe's Co., Inc.........................    23,205
  800   Target Corp.............................    32,840
  175   Wal-Mart Stores, Inc....................    10,071
                                                  --------
                                                   115,911
                                                  --------
        Total Common Stocks.....................   836,539
                                                  --------
INVESTMENT COMPANIES -- (6.4%)
25,412  Dreyfus Cash Management Money Market
         Fund...................................    25,412
33,384  Federated Prime Value Obligations Money
         Market Fund............................    33,384
                                                  --------
        Total Investment Companies..............    58,796
                                                  --------
Total Investments (Cost $907,112) (a) --           895,335
 98.0%..........................................
Other assets in excess of liabilities -- 2.0%...    18,274
                                                  --------
NET ASSETS -- 100.0%............................  $913,609
                                                  ========

------------------------------

(a) Represents cost for financial reporting and federal income tax purposes and differs from market value by unrealized depreciation of securities as follows:

Unrealized appreciation................  $ 52,242
Unrealized depreciation................   (64,019)
                                         --------
Net unrealized depreciation............  $(11,777)
                                         ========

(b)  Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

________________________________________________________________________________

 FIFTH THIRD QUALITY GROWTH VIP FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS:
  Investments, at value (Cost $907,112)...........  $895,335
  Dividends receivable............................      553
  Receivable from investment advisor..............   19,472
  Prepaid expenses................................    2,406
                                                    -------
    Total assets..................................  917,766
                                                    -------
LIABILITIES:
  Accrued expenses and other payables.............    4,157
                                                    -------
    Total liabilities.............................    4,157
                                                    -------
NET ASSETS:
  Capital.........................................  993,626
  Accumulated realized losses on investment
   transactions...................................  (68,240)
  Unrealized depreciation of investments..........  (11,777)
                                                    -------
    Net Assets....................................  $913,609
                                                    =======
  Outstanding units of beneficial interest
   (shares).......................................  110,619
                                                    =======
  Net asset value -- offering and redemption price
   per share......................................  $  8.26
                                                    =======

SEE NOTES TO FINANCIAL STATEMENTS.
________________________________________________________________________________

 FIFTH THIRD QUALITY GROWTH VIP FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                    JANUARY 26,
                                                      2001 TO
                                                    DECEMBER 31,
                                                      2001 (A)
                                                    ------------
INVESTMENT INCOME:
  Interest income.................................    $     24
  Dividend income.................................       4,074
                                                      --------
    Total income:.................................       4,098
                                                      --------
EXPENSES:
  Investment advisory fees........................       3,251
  Administration fees.............................         209
  Accounting fees.................................      19,072
  Audit fees......................................      10,825
  Legal fees......................................      20,384
  Printing costs..................................       3,830
  Transfer agent fees.............................      10,849
  Trustees' fees and expenses.....................       4,903
  Other...........................................       2,759
                                                      --------
    Total expenses................................      76,082
    Investment advisory fee waived................      (3,251)
    Expenses reimbursed by investment advisor.....     (67,707)
                                                      --------
  Net expenses....................................       5,124
                                                      --------
Net investment loss...............................      (1,026)
                                                      --------
REALIZED/UNREALIZED LOSSES ON INVESTMENTS:
  Net realized losses from investment
   transactions...................................     (68,240)
  Change in unrealized appreciation/depreciation
   of investments.................................     (11,777)
                                                      --------
    Net realized/unrealized losses on
     investments..................................     (80,017)
                                                      --------
    Change in net assets resulting from
     operations...................................    $(81,043)
                                                      ========

------------------------

(a)  Period from commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.
________________________________________________________________________________

 FIFTH THIRD QUALITY GROWTH VIP FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                    JANUARY 26,
                                                      2001 TO
                                                    DECEMBER 31,
                                                      2001 (A)
                                                    ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss.............................   $   (1,026)
  Net realized losses from investment
   transactions...................................      (68,240)
  Net change in unrealized
   appreciation/depreciation of investments.......      (11,777)
                                                     ----------
  Change in net assets resulting from
   operations.....................................      (81,043)
                                                     ----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.....................    1,012,165
  Cost of shares redeemed.........................      (17,513)
                                                     ----------
  Change in net assets from capital
   transactions...................................      994,652
                                                     ----------
  Change in net assets............................      913,609
NET ASSETS:
  Beginning of period.............................      --
                                                     ----------
  End of period...................................   $  913,609
                                                     ==========
SHARE TRANSACTIONS:
  Issued..........................................      112,768
  Redeemed........................................       (2,149)
                                                     ----------
  Change in shares................................      110,619
                                                     ==========

------------------------

(a)  Period from commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.
________________________________________________________________________________

 FIFTH THIRD QUALITY GROWTH VIP FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

    (For a share outstanding throughout the period)

                                                    JANUARY 26,
                                                      2001 TO
                                                    DECEMBER 31,
                                                      2001 (A)
                                                    ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............     $10.00
                                                       ------
INVESTMENT ACTIVITIES:
Net investment loss...............................      (0.01)
Net realized/unrealized losses....................      (1.73)
                                                       ------
Total investment activities.......................      (1.74)
                                                       ------
NET ASSET VALUE, END OF PERIOD....................     $ 8.26
                                                       ======
Total return......................................     (17.40%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)................     $  914
Ratio of expenses to average net assets...........       1.10% (c)
Ratio of net investment loss to average net
 assets...........................................      (0.22%)(c)
Portfolio turnover rate...........................      32.52%

------------------------

(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.
________________________________________________________________________________

 FIFTH THIRD QUALITY GROWTH VIP FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

 1.  ORGANIZATION:

    The Variable Insurance Funds (the "Trust") was organized on July 20, 1994, and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company established as a Massachusetts business trust.

    The Trust is authorized to issue an unlimited number of shares without par value. As of the date of this report, the Trust offered multiple separate series, each with its own investment objective. The accompanying financial statements are for the Fifth Third Quality Growth VIP Fund (prior to August 6, 2001, known as the Kent Aggressive Growth Fund)(the "Fund") for the period from January 26, 2001 (commencement of operations) to December 31, 2001. Shares of the Fund are offered to a separate account of Hartford Life Insurance Company, as well as other eligible purchasers.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION--Exchange-listed securities are valued at the closing price on the exchange on the day of computation, or, if there have been no sales during such day, at the latest bid quotation. Unlisted securities are valued at their latest bid quotation in their principal market. If no such bid is available, then such securities are valued in good faith at their respective fair market values using methods determined by or under the supervision of the Trust's Board of Trustees. Portfolio securities with a remaining maturity of 60 days or less are valued either at amortized cost or original cost plus accrued interest, which approximates current value. Investments in investment companies are valued at their respective net asset values as reported by such companies.

    SECURITIES TRANSACTIONS AND RELATED INCOME--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    EXPENSES--Expenses that are directly related to the Fund are charged directly to the Fund, while general Trust expenses are allocated to the Funds of the Trust based on their relative net assets or another appropriate method.

    DIVIDENDS TO SHAREHOLDERS--Dividends from net investment income, if any, are declared and paid monthly for the Fund. Distributable net realized gains, if any are declared and distributed at least annually.

    Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of deferrals of certain losses.

    These "book/tax" differences are considered to be either temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent these differences exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital.

    FEDERAL INCOME TAXES--It is the intention of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

 3.  PURCHASES AND SALES OF SECURITIES:

    Purchases and sales of portfolio securities (excluding short-term securities) for the period from January 26, 2001, through December 31, 2001, were $989,813 and $124,620, respectively.

 4.  RELATED PARTY TRANSACTIONS:

    Effective October 1, 2001, investment advisory services are provided to the Fund by Fifth Third Asset Management Inc., (the "Advisor"), a subsidiary of Fifth Third Bancorporation. Prior to October 1, 2001, investment advisory services were provided by Lyon

________________________________________________________________________________

 FIFTH THIRD QUALITY GROWTH VIP FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2001
    Street Asset Management Company. Under the terms of the investment advisory agreement, the Advisor is entitled to receive a fee computed daily at the annual rate of 0.70% of the average daily net assets of the Fund. The Advisor has contractually agreed to waive fees and reimburse the Fund to limit expenses to 1.10% of the average daily net assets of the Fund.

    BISYS Fund Services Ohio, Inc. ("BISYS Ohio") with which certain officers and trustees of the Trust are affiliated, serves the Trust as Administrator. Such officers and trustees are paid no fees directly by the Trust for serving as officers and trustees of the Trust. Under the terms of the Management and Administration Agreement between BISYS Ohio and the Trust, BISYS Ohio's fees are computed daily at the annual rate of 0.045% of the average daily net assets of the Fund. BISYS Fund Services Limited Partnership ("BISYS") serves, without compensation, as Distributor of the Fund. BISYS Ohio also serves the Fund as Transfer Agent and Fund Accountant. BISYS, an Ohio limited partnership, and BISYS Ohio are subsidiaries of The BISYS Group, Inc.

    The Trust has adopted a Variable Contract Owner Servicing Plan (the "Service Plan") under which the Fund may pay a fee computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund. A servicing agent may periodically waive all or a portion of its servicing fees. For the period ended December 31, 2001, the Fund did not make any payments pursuant to the Service Plan.

    5. FEDERAL INCOME TAXES:

    CAPITAL LOSS CARRYFORWARDS--As of December 31, 2001, for federal income tax purposes, the Fund has capital loss carryforwards in the amount of $47,323 available to offset future capital gains, if any, expiring in 2009.

    POST-OCTOBER LOSSES (UNAUDITED)--Capital losses incurred after October 31, within the Fund's fiscal year, are deemed to arise on the first business day of the following year for tax purposes. As of December 31, 2001, these losses amounted to $20,917.

________________________________________________________________________________

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders
Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Variable Insurance Funds (comprised of the Fifth Third Quality Growth VIP Fund) (the "Fund") as of December 31, 2001, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from January 26, 2001 through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2001, the results of its operations, the changes in net assets, and financial highlights for the period from January 26, 2001 through December 31, 2001, in conformity with accounting principles generally accepted in the United States.

                                                   /s/ Ernst & Young LLP

Columbus, Ohio
February 15, 2002

SUPPLEMENTAL INFORMATION (UNAUDITED)
SHAREHOLDER VOTE

On September 28, 2001, a special meeting of the Shareholders of the Fund was held, where one proposal was put forth for vote by the Shareholders of the Fund. The description of the proposal and the number of shares voted are as follows:

A. To approve the new investment advisory agreement between the Fund and Fifth Third Asset Management Inc.: For - 489,450, Against - 0, Abstain - 0.

TRUSTEES*

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                              POSITION(S)   TERM OF OFFICE                                FUND COMPLEX
                               HELD WITH     AND LENGTH OF     PRINCIPAL OCCUPATION(S)     OVERSEEN BY
NAME, ADDRESS, AND AGE           FUND         TIME SERVED        DURING PAST 5 YEARS         TRUSTEE
----------------------        -----------  -----------------  --------------------------  -------------
NON-INTERESTED TRUSTEES

James H. Woodward             Trustee      Indefinite         Chancellor, University of        60
University of North Carolina               4/97 to present    North Carolina at
  at Charlotte                                                Charlotte--7/89 to present
9201 University City Blvd.
Charlotte, NC 28223
Birthdate: 11/24/1939

Michael Van Buskirk           Trustee      Indefinite         Chief Executive Officer,         22
3435 Stelzer Road                          4/97 to present    Ohio Bankers Assoc.
Columbus, Oh 43219                                            (industry trade
Birthdate: 02/22/1947                                         association)--5/91 to
                                                              present
INTERESTED TRUSTEE

Walter B. Grimm(1)            Trustee      Indefinite         Employee of BISYS Fund           22
3435 Stelzer Road                          4/97 to present    Services--6/92 to present
Columbus, Oh 43219
Birthdate: 06/30/1945


                                    OTHER TRUSTEESHIPS
NAME, ADDRESS, AND AGE               HELD BY TRUSTEE
----------------------        ------------------------------
NON-INTERESTED TRUSTEES
James H. Woodward             J.A. Jones, Inc.
University of North Carolina
  at Charlotte                AmSouth Mutual Funds
9201 University City Blvd.
Charlotte, NC 28223
Birthdate: 11/24/1939
Michael Van Buskirk           Coventry Corporation
3435 Stelzer Road
Columbus, Oh 43219
Birthdate: 02/22/1947

INTERESTED TRUSTEE
Walter B. Grimm(1)            1st Source Monogram Funds
3435 Stelzer Road
Columbus, Oh 43219            American Performance
Birthdate: 06/30/1945
                              Brenton Mutual Funds

                              Counter Bond Fund

                              Kensington Funds

                              Performance Funds Trust

                              The Shelby Funds

                              United American Cash Reserves

                              UST of Boston

--------------------------

(1) Mr. Grimm has been deemed to be an "interested person," as defined by the Investment Company Act of 1940, because of his employment with BISYS Fund Services.
  * Additional disclosures can be found in the Statement of Additional Information which can be obtained by calling 1-888-427-1235.